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                                                                   EXHIBIT 10.36

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


         This Agreement, entered into and made effective as of September 25, 2001, by and between NORTHERN PLAINS NATURAL GAS COMPANY, a Delaware corporation ("NPNG") having its headquarters at 1111 South 103rd Street, Omaha, Nebraska 68124-1000 and WILLIAM R. CORDES ("Employee"), is an amendment to that certain Employment Agreement between the NPNG and Employee entered into the 30th day of July, 2001, and made effective as of June 1, 2001 (the "Employment Agreement").

         WHEREAS, the parties desire to amend the Employment Agreement as provided herein;

         NOW, THEREFORE, in consideration thereof and of the mutual covenants contained herein, the parties agree as follows:

                 1. Exhibit "A" to the Employment Agreement is hereby deleted in its entirety and the attached Exhibit "A" is inserted in its entirety.

         This Amendment is a First Amendment to the Employment Agreement, and the parties agree that all other terms, conditions and stipulations contained in the Employment Agreement, and any amendments thereto, shall remain in full force and effect and without any change or modification, except as provided herein.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                          NORTHERN PLAINS NATURAL
                                          GAS COMPANY


                                          BY: /s/ STANLEY C. HORTON
                                          Name: Stanley C. Horton
                                          Title: Chairman of the Board
                                          This 26th day of September, 2001


                                          WILLIAM R. CORDES


                                          /s/ William R. Cordes
                                          This 25th  day of September, 2001


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                                 EXHIBIT "A" TO
                          EMPLOYMENT AGREEMENT BETWEEN
                       NORTHERN PLAINS NATURAL GAS COMPANY
                              AND WILLIAM R. CORDES

Employee Name:             William R. Cordes

Term:                      June 1, 2001 through May 31, 2003

Position:                  President, Northern Plains Natural Gas Company

Location:                  Omaha, Nebraska

Monthly Base Salary:       Employee's monthly base salary shall be Twenty Six
                           Thousand Dollars ($26,000.00).

Performance Bonus:         Employee may be eligible to participate in the Enron
                           Corp. Annual Incentive Plan ("Plan") or any appropriate replacement bonus plan of NPNG. All
                           Performance Bonuses are discretionary and shall be paid in accordance with the terms and provisions of the Plan and other criteria established by company, a portion of which may be paid in cash and a portion of which may be paid in stock options and/or restricted stock.

Signing Bonus:             As a signing bonus, subject to and effective upon
                           approval by the administrative Committee of the Amended and Restated Northern Border Phantom Unit
                           Plan (the "PU Plan"), the Committee shall grant
                           Employee Northern Border Phantom Units in the form of three separate grants to be issued under the PU Plan as follows: Eight hundred eighty-two (882) Northern
                           Border Phantom Units on October 1, 2001; a number of
                           Northern Border Phantom Units having a value of $100,000.00 on the first anniversary of the effective date of the Employment Agreement, and a number of Northern Border Phantom Units having a value of $100,000.00 upon the second anniversary of effective date of the Employment Agreement provided Employee is employed by NPNG on the date of such grants. A written Grant Agreement shall evidence each grant and shall contain such terms and provisions as are approved by the Committee, including, but not limited to, provisions of forfeiture. Each grant shall have a holding period of five (5) years from the effective date of grant and shall be available for redemption according to the provisions of the PU Plan upon the expiration of its holding period. The Committee shall determine the method for converting the valuations recited herein into a number of Phantom Units to be granted to Employee.

Geographic Region          United States of America
of Responsibility:



Period of Post-            Employee's obligations in paragraph 3.4,
Employment Non-            Non-Competition Obligations, and paragraph 3.5,
Competition Obligations    Non-Solicitation of Customers, shall survive the
and Non-Solicitation of    termination of employment and extend through the
Customers:                 latest of the following dates, whichever is
                           applicable: (a) Twelve (12) months after Employee's voluntary termination of employment if such termination occurs during the Term; or (b) Six (6) months after the last date of Employee's employment with NPNG Corp. in the event of an involuntary termination during the Term; or (c) Three (3) months after Employee's termination of employment for any reason if such termination occurs after the Term.




                                   NORTHERN PLAINS NATURAL
                                   GAS COMPANY


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:
                                   This ______ day of ___________________, 2001

                                   WILLIAM R. CORDES


                                   ---------------------------------------------
                                   This ______ day of ___________________, 2001


November 7, 2001